Exhibit 99.1
Piper Sandler & Co. East Coast Financial Services Conference November 9, 2022

CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that relate to future events or the future performance of the Company .. Forward - looking statements are not guarantees of performance or results .. These forward - looking statements are based on the current beliefs and expectations of the respective management of the Company and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond their respective control and which may be heightened by the novel coronavirus, or COVID - 19 pandemic .. In addition, these forward - looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change .. Actual results may differ materially from the anticipated results discussed or implied in these forward - looking statements because of numerous possible uncertainties .. Words like "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and similar expressions, should be considered as identifying forward - looking statements, although other phrasing may be used .. Such forward - looking statements involve risks and uncertainties and may not be realized due to a variety of factors .. Additional factors that could cause actual results to differ materially from those expressed in the forward - looking statements are discussed in the reports (such as Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q) filed by the Company with the Securities and Exchange Commission .. You should consider such factors and not place undue reliance on such forward - looking statements .. No obligation is undertaken by the Company to update such forward - looking statements to reflect events or circumstances occurring after the issuance of this presentation .. NON - GAAP FINANCIAL MEASURES Statements included in this presentation include non - GAAP financial measures and should be read along with the accompanying tables under the section titled “Non - GAAP Reconciliations .. ” The Company uses non - GAAP financial measures to analyze its performance .. Management believes that non - GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company and provide meaningful comparison to its peers .. Non - GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company .. Non - GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP .. Legal Disclaimer 2

3 Overview 158 - year - old institution with a strong market position Experienced management team with a proven track record of M&A Consistently strong profitability with diversified revenue streams Balanced loan portfolio with sound asset quality Stable, low - cost core deposit franchise 1 2 3 4 5 Strong capital position to support growth strategy and dividends 6

158 - year - old institution with a strong market position 4

• Citizens & Northern Corporation (“C&N”) is a bank holding company with assets of approximately $2.4 billion at September 30, 2022. It was founded in 1987 and has been listed on the NASDAQ since 2005. C&N’s principal subsidiary is Citizens & Northern Bank (“C&N Bank”). • Headquartered in Wellsboro, PA, C&N Bank has 29 full - service branches and 1 limited production office (LPO). C&N Bank was founded in 1864. • 23 branches in the Northern Tier of PA and Steuben County NY and an LPO dedicated to commercial and other lending services in Elmira, NY. Recently closed branches in Monroeton, PA and Canisteo, NY. • 4 branches in Southeastern PA • In 2019, the Company acquired Monument Bancorp, Inc. ($376m assets) • In 2020, the Company acquired Covenant Financial, Inc. ($608m assets) • 2 branches in Southcentral PA • Trust services and investment and insurance products are offered through C&N’s Wealth Management Group. At September 30, 2022, trust assets under management totaled approximately $1.0 billion. • C&N’s common stock trades on the NASDAQ Capital Market Securities under the symbol CZNC. At November 4, 2022, the market capitalization was $372 million. • The closing market price on November 4, 2022 was $23.98, or 14.9X annualized earnings for the nine months ended September 30, 2022 and 203% of tangible common book value per share at September 30, 2022. Based on the most recent quarterly dividend of $0.28 per share and the closing market price on November 4, 2022, the annualized dividend yield was 4.67%. C&N Franchise 5

Current Branch Footprint


CZNC (29)
CZNC LPO (1)
County of Operation
Adjacent County
Ontario
Livingston
Yates
Schuyler
Tompkins
Cattaraugus
Allegany
Steuben
Chemung
Tioga
Warren
McKean
Potter
Bradford
Susquehanna
Tioga
Elk
Cameron
Sullivan
Wyoming
Lycoming
Clinton
Luzerne
Clearfield
Montour
Columbia
Union
Northumberland
Northampton
Hunterdon
Lehigh
Dauphin
Bucks
Berks
Lebanon
Mercer
Montgomery
Lancaster
Cumberland
Chester
Delaware
Burlington
Adams
York

6

(1) Source: census.gov/quickfacts (2) Median household income (in 2020 dollars), 2016 - 2020 7 Market Demographic Information Northern Tier 15% Southeastern PA 46% Southcentral PA 39% Northern Tier Southeastern PA Southcentral PA Demographic Data Region Population Estimate, July 1, 2021 (1) % of Total Population Estimate in C&N Markets Median Household Income (1,2) Northern Tier 373,901 14.54% Southeastern PA 1,184,747 46.08% Southcentral PA 1,012,348 39.38% 2,570,996 100.00% Northern Tier Steuben County, NY 92,948 3.62% $55,349 Bradford County, PA 59,892 2.33% $52,375 Cameron County, PA 4,459 0.17% $40,342 Lycoming County, PA 113,605 4.42% $54,906 McKean County, PA 39,941 1.55% $49,240 Potter County, PA 16,259 0.63% $47,696 Sullivan County, PA 5,868 0.23% $49,830 Tioga County, PA 40,929 1.59% $51,838 373,901 14.54% Southeastern PA Bucks County 646,098 25.13% $93,181 Chester County 538,649 20.95% $104,161 1,184,747 46.08% Southcentral PA Lancaster County 553,652 21.53% $69,588 York County 458,696 17.84% $68,940 1,012,348 39.38%

Experienced management team with a proven track record of M&A 8

9 Experienced Management Team Name Position Years of Banking Experience Years with Citizens & Northern J. Bradley Scovill President and CEO 31 7 Mark Hughes Chief Financial Officer 22 22 Matthew Bower 1 Chief Wealth Management Officer 32 0 Alexander Balagour Chief Information Officer 9 1 Shelley D’Haene Chief Digital & Payments Officer 23 23 Stan Dunsmore Chief Credit Officer 38 15 Harold (Hal) Hoose Chief Revenue Officer 32 25 John Reber Chief Risk Officer 30 18 Thomas L. Rudy, Jr. Chief Delivery Officer & Northern Tier Region President 23 23 Blair Rush Southeastern PA Region President 41 2 Tracy Watkins Chief Human Resources Officer 19 19 Total 268 155 • Total Board and Management Ownership of C&N is approximately 3.5%. ¹ Matthew Bower joined C&N in February 2022

10 Current Strategic Focus Source: Company Documents • Target business segments we know and understand • Significant progress establishing relationship model in newer markets • Blending digital with personal/physical access Relationship Banking Model • Beginning to harvest results of recent investments • Continue to implement products and services that complement Fiserv/DNA core and Q2 internet banking platform Digital Transformation • Ongoing Board refreshment, including 2 new members added in 2021 and 1 retirement in 2022; Terry Lehman appointed Chairman in 2021 • Recent hirings of executives in critical positions, Chief Information Officer (2021) and Chief Wealth Management Officer (2022) • Continue focus on development and succession across company lines Leadership, Management and Board Development • Further deployment of strong capital base • Organic growth • Multiple business lines • Opportunistic M&A – Banks and Wealth Growth Strategy • Strategic investing in people, new markets and technology • Sustain solid earnings performance and risk profile • Continue to position the stock to be fairly valued through growth in EPS, dividends and share repurchases Shareholder Value

• Cloud Migration • Bank data centers will be 100% migrated to Amazon Web Services, Inc. (AWS) by the end of the year, thus reducing operational risk and adding agility • Actively seeking best in class Software as a Service (SaaS) solutions like Salesforce to accelerate business process transformation and cloud technology adoption • Data & Analytics • Central data warehouse, powered by Snowflake, is now operational and supports business critical data processing and analytics applications • Launched 9 Qlik Sense analytics apps to support commercial lending, deposit, and transaction analysis • Business Applications & Integration (Application Programming Interfaces, or APIs) • Focus on digital customer experience by integrating applications and making more services available to customers through the mobile/online app (Examples include SmartMoney, Autobooks, Carefull) • Salesforce Financial Services Cloud (FSC) with initial focus on enhancing workflow efficiency is in production, with estimated labor savings over 260 hours per month • Organizational Structure Evolving • Technology, Operations and Digital departments are transforming to support agility, customer focus and speed of execution 11 Strategic Technology Initiatives & Digital Transformation

Consistently strong profitability with diversified revenue streams 12

13 Summary Statistics At September 30, 2022 Total Assets $2,400 Million Net Loans $1,674 Million Total Deposits $2,040 Million Tangible Common Equity 1 $183.3 Million Tang. Common Equity / Tang. Assets 1 7.82% Tier 1 Ratio 13.48% Total Risk Based Capital 15.80% Allowance for Loan Losses / Total Loans 0.96% Allowance for Loan Losses + Credit Adjustment on Purchased Non - impaired Loans / Total Loans + Credit Adjustment 1.08% NPAs 2 / Assets 0.87% NPAs Excluding PCI Loans / Total Assets 0.71% For the Nine Months Ended September 30, 2022: Annualized Return on Average Assets 1.06% Annualized Return on Average Equity 9.20% Annualized Return on Average Tangible Common Equity 1 11.55% Efficiency Ratio 1 64.16% Earnings Per Share $1.21 Book Value Per Share $15.41 Tangible Book Value Per Share 1 $11.83 ¹ See reconciliation of certain GAAP to Non - GAAP reconciliations ² Defined as non - accrual loans + all loans that are 90 days past due + OREO

14 Q3 Financial Highlights Source: Company Documents; Financial data as of September 30, 2022 CONDENSED, CONSOLIDATED EARNINGS INFORMATION (Dollars In Thousands, Except Per Share Data) (Unaudited) 3RD 3RD QUARTER QUARTER 2022 2021 (Current) (Prior Year) $ Incr. (Decr.) % Incr. (Decr.) Interest and Dividend Income $ 23,710 $ 21,073 $ 2,637 12.51 % Interest Expense 2,831 1,614 1,217 75.40 % Net Interest Income 20,879 19,459 1,420 7.30 % Provision for Loan Losses 3,794 1,530 2,264 147.97 % Net Interest Income After Provision for Loan Losses 17,085 17,929 (844) (4.71) % Noninterest Income 5,651 6,359 (708) (11.13) % Net Gains on Available - for - sale Debt Securities 20 23 (3) (13.04) % Noninterest Expense 17,443 15,346 2,097 13.66 % Income Before Income Tax Provision 5,313 8,965 (3,652) (40.74) % Income Tax Provision 858 1,566 (708) (45.21) % Net Income $ 4,455 $ 7,399 $ (2,944) (39.79) % Net Income Attributable to Common Shares (1) $ 4,416 $ 7,336 $ (2,920) (39.80) % PER COMMON SHARE DATA: Net Income - Basic $ 0.29 $ 0.47 $ (0.18) (38.30) % Net Income - Diluted $ 0.29 $ 0.47 $ (0.18) (38.30) % Dividends Per Share $ 0.28 $ 0.28 $ 0.00 0.00 % Number of Shares Used in Computation - Basic 15,364,075 15,703,932 Number of Shares Used in Computation - Diluted 15,367,189 15,710,345 (1) Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

15 Nine Months Ended September 30, 2022 Financial Highlights Source: Company Documents; Financial data as of September 30, 2022 CONDENSED, CONSOLIDATED EARNINGS INFORMATION (Dollars In Thousands, Except Per Share Data) (Unaudited) NINE MONTHS ENDED September 30, 2022 2021 (Current) (Prior Year) $ Incr. (Decr.) % Incr. (Decr.) Interest and Dividend Income $ 66,792 $ 63,255 $ 3,537 5.59 % Interest Expense 5,956 5,032 924 18.36 % Net Interest Income 60,836 58,223 2,613 4.49 % Provision for Loan Losses 4,993 2,533 2,460 97.12 % Net Interest Income After Provision for Loan Losses 55,843 55,690 153 0.27 % Noninterest Income 18,302 19,441 (1,139) (5.86) % Net Gains on Available - for - sale Debt Securities 21 25 (4) (16.00) % Noninterest Expense 51,368 46,454 4,914 10.58 % Income Before Income Tax Provision 22,798 28,702 (5,904) (20.57) % Income Tax Provision 3,959 5,456 (1,497) (27.44) % Net Income $ 18,839 $ 23,246 $ (4,407) (18.96) % Net Income Attributable to Common Shares (1) $ 18,670 $ 23,057 $ (4,387) (19.03) % PER COMMON SHARE DATA: Net Income - Basic $ 1.21 $ 1.46 $ (0.25) (17.12) % Net Income - Diluted $ 1.21 $ 1.46 $ (0.25) (17.12) % Dividends Per Share $ 0.84 $ 0.83 $ 0.01 1.20 % Number of Shares Used in Computation - Basic 15,482,672 15,806,897 Number of Shares Used in Computation - Diluted 15,485,948 15,813,129 (1) Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

16 Strong Historical Profitability Net Income ($M) Efficiency Ratio (%) ROAA (%) Net Interest Margin (%) 1) Annualized 2) Reference GAAP to Non GAAP reconciliation pages in appendix Source: S&P Global Market Intelligence GAAP Non - GAAP Adjusted 2 GAAP Non - GAAP Adjusted 2 $22.0 $19.5 $19.2 $30.6 $25.1 $20.4 $22.8 $26.5 2018Y 2019Y 2020Y 2021Y 2022 Q3 YTD¹ 1.72 1.27 0.96 1.32 1.06 1.60 1.48 1.32 2018Y 2019Y 2020Y 2021Y 2022 Q3 YTD¹

17 Net Interest Margin Trend Net Interest Margin (%) Source: Company Documents

18 Average Loan Yield and Deposit Cost 1) Purchase accounting - related adjustments are excluded from the calculation of average loan yield and deposit cost. 2) PPP loans are excluded from the calculation of average loan yield 3) Noninterest - bearing and interest - bearing deposits are included in the calculation of average deposit cost. Source: Company Documents

19 Deposit Betas 1) Purchase accounting - related adjustments are excluded from the calculation of average deposit cost. 2) Deposit betas are cumulative for the current cycle; Federal Funds Target rates are end - of - period values

Diversified Revenue: Meaningful Contribution of Fee Income

Dollars in Thousands

	2018Y	2019Y	2020Y	2021Y	2022 Q3 YTD
Trust Revenue	$5,838	$6,106	$6,321	$7,234	$5,245
Brokerage and Insurance Revenue	1,123	1,433	1,486	1,860	1,784
Service Charges on Deposit Accounts	5,171	5,358	4,231	4,633	3,662
Interchange Revenue from Debit Card Transactions	2,546	2,754	3,094	3,855	3,050
Net Gains from Sales of Loans	682	924	5,403	3,428	733
Loan Servicing Fees, Net	347	100	(61)	694	757
Increase in Cash Surrender Value of Life Insurance	394	402	515	573	405
Other Noninterest Income	2,496	2,207	3,355	3,580	2,666
Total Noninterest Income, Excluding Realized Gains	**$18,597**	**$19,284**	**$24,344**	**$25,857**	**$18,302**
Total: Net Interest Income[2]	$47,004	$55,532	$68,545	$79,074	$61,759
Plus: Noninterest Income, Excluding Realized Gains	$18,597	$19,284	$24,344	$25,857	$18,302
Operating Revenue	**$65,601**	**$74,816**	**$92,889**	**$104,931**	**$80,061**
Total Noninterest Income / Operating Revenue (%)	**28.35%**	**25.78%**	**26.21%**	**24.64%**	**22.86%**
Total Noninterest Income / Average Assets (%)	**1.46%**	**1.25%**	**1.21%**	**1.11%**	**1.03%**[1]

1) Financial Data shown on an annualized basis
2) Annualized returns on tax-exempt securities and loans are presented on a fully taxable-equivalent basis using a 21% marginal income tax rate.
Source: Company Documents

20

21 Targeted Balance Sheet Growth Total Assets ($M) Total Deposits ($M) Total Loans and Leases ($M) Total Equity ($M) CAGR¹: 18.0% CAGR¹: 19.9% Actual (Ex. PPP) PPP Loans 1) CAGR calculated from 2018Y to 2022Q3 2) Reference GAAP to Non GAAP reconciliation pages in appendix Source: S&P Global Market Intelligence 90% 94% 80% CAGR¹: 21.0% 83% CAGR¹: 5.2% $197 $244 $300 $301 $239 2018Y 2019Y 2020Y 2021Y 2022Q3 $828 $1,182 $1,644 $1,565 $1,690 $1,538 $1,512 $132 $27 $2 $1,688 2018Y 2019Y 2020Y 2021Y 2022Q3 $1,291 $1,654 $2,239 $2,328 $2,400 2018Y 2019Y 2020Y 2021Y 2022Q3 $ 1,034 $ 1,253 $ 1,820 $ 1,925 $ 2,040 2018Y 2019Y 2020Y 2021Y 2022Q3

Balanced loan portfolio with sound asset quality 22

• Diversified strategy across lending products and geographies • Relationship based lending strategy with strong credit culture • MRQ yield on loans of 4.91%, or 4.78% excluding PPP and purchase accounting related income 23 Diversified Lending Strategy & Portfolio Composition 2022Q3 Gross Loans: $1,690M Breakdown By Geography 2022Q3 Commercial Loans: $1,082M Nonowner - Occupied RE 26% C&I 10% Owner - Occupied RE 13% PPP 0% Residential 35% Other 11% C&D 5% Northern Tier 42% Southeast PA 48% South Central PA 6% Other 4% Nonowner - Occupied RE 40% Owner - Occupied RE 21% Commercial and Industrial 16% Multi - Family Residential 5% Political Subdivisions 8% Commercial Construction 7% Other Commercial 3% Source: Company Documents; Financial data as of September 30, 2022

24 Consistent and Well Covered Asset Quality Metrics 1) Reference GAAP to Non - GAAP reconciliation pages in appendix 2) Net charge - offs in YTD 2022Q3 have been annualized for purposes of this ratio. Source: S&P Global Market Intelligence and company documents NPAs / Assets (%) Loan Loss Reserve / Total Loans (%) NCOs 2 / Avg. Loans (%) Loan Loss Provision / NCOs (%) 1.37 0.80 1.10 0.94 0.87 0.78 (Excluding PCIs) 1 0.80 (Excluding PCIs) 1 0.66 (Excluding PCIs) 1 0.71 (Excluding PCIs) 1 2018Y 2019Y 2020Y 2021Y 2022Q3 0.02 0.03 0.16 0.09 0.20 2018Y 2019Y 2020Y 2021Y 2022Q3 1.12 0.83 0.69 0.87 0.96 1.15 (Credit Discount & ex. PPP) 1 1.10 (Credit Discount & ex. PPP ) 1 1.08 (Credit Discount & ex. PPP) 1 2018Y 2019Y 2020Y 2021Y 2022Q3 446 264 166 243 212 2018Y 2019Y 2020Y 2021Y 2022Q3 YTD YTD

Stable, low - cost core deposit franchise 25

26 Strong Core Deposit Base Source: Company Documents; Financial data as of September 30, 2022 • Total deposits excluding time and brokered of $1.74B, which represents 85.2% of total deposits • 0.27% cost of total deposits in nine months ended September 30, 2022 • Noninterest - bearing deposits were $558M, and represents 27.3% of total deposits 2022Q3 Total Deposits: $2,040M MMDA & Savings 33.5% Noninterest - Bearing Demand 27.3% Interest - Bearing Demand 24.3% Time < $250k 9.7% Jumbo Time 3.5% Brokered 1.6% Deposits Type 9/30/2022 Balance % Total MMDA & Savings $684,169 33.5% Noninterest - Bearing Demand $557,769 27.3% Interest - Bearing Demand $494,843 24.3% Time <$250k $198,738 9.7% Jumbo Time $71,701 3.5% Brokered $32,375 1.6% Total $2,039,595 100.0% Dollars in Thousands

Source: FDIC Summary of Deposits; data as of June 30, 2022 27 Strong Presence in Legacy Markets Support Our Continued Expansion into Newer, Higher Growth Markets Northern Tier 75% Southeastern PA 24% Southcentral PA 1% Northern Tier Southeastern PA Southcentral PA Total Deposits ($000) As of June 30, 2022 Region C&N Deposits % of Total C&N Deposits Total Market Deposits C&N Market Share Northern Tier 1,486,164 75.00% 8,576,355 17.33% Southeastern PA 474,800 23.96% 45,021,035 1.05% Southcentral PA 20,618 1.04% 26,943,541 0.08% 1,981,582 100.00% 80,540,931 2.46% Northern Tier Steuben County, NY 57,979 2.93% 1,343,758 4.31% Bradford County, PA 511,099 25.79% 1,539,720 33.19% Cameron County, PA 33,799 1.71% 93,583 36.12% Lycoming County, PA 249,600 12.60% 3,034,007 8.23% McKean County, PA 12,262 0.62% 964,362 1.27% Potter County, PA 73,598 3.71% 344,450 21.37% Sullivan County, PA 117,266 5.92% 169,688 69.11% Tioga County, PA 430,561 21.73% 1,086,787 39.62% 1,486,164 75.00% 8,576,355 17.33% Southeastern PA Bucks County 465,814 23.51% 26,335,643 1.77% Chester County 8,986 0.45% 18,685,392 0.05% 474,800 23.96% 45,021,035 1.05% Southcentral PA Lancaster County 2,390 0.12% 16,148,446 0.01% York County 18,228 0.92% 10,795,095 0.17% 20,618 1.04% 26,943,541 0.08%

Strong capital position to support growth strategy and dividends 28

Holding Company Capital Ratios


TCE / TA (%)
14.5
13.2
11.2
10.8
7.8
2018Y
2019Y
2020Y
2021Y
2022Q3


Leverage Ratio (%)
14.8
13.1
10.3
10.5
10.0
2018Y
2019Y
2020Y
2021Y
2022Q3


Tier 1 Capital Ratio (%)
23.2
19.2
15.6
15.2
13.5
2018Y
2019Y
2020Y
2021Y
2022Q3


Total RBC Ratio (%)
24.4
20.7
17.5
18.2
15.8
2018Y
2019Y
2020Y
2021Y
2022Q3

Source: Company Documents

29

Bank Level Capital Ratios

Tier 1 Capital Ratio (%)


20.6
17.8
15.2
15.1
13.8
2018Y
2019Y
2020Y
2021Y
2022Q3

Leverage Ratio (%)


13.2
12.2
10.1
10.5
10.3
2018Y
2019Y
2020Y
2021Y
2022Q3

Total RBC Ratio (%)


21.8
18.8
16.0
16.0
14.7
2018Y
2019Y
2020Y
2021Y
2022Q3

Source: Company Documents

30

Thank You 31

Appendix 32

• J .. Bradley Scovill - Mr .. Scovill has served as President and Chief Executive Officer of the Corporation and Citizens & Northern Bank (the “Bank”) since March 2 , 2015 .. Prior to joining the Corporation and Bank, Mr .. Scovill most recently served as President and Chief Operating Officer of Kish Bancorp, Inc .. and Kish Bank headquartered in Belleville, Pennsylvania, where he was an executive for more than five (5) years .. Prior to Kish, Mr .. Scovill held various executive management positions with both PNC Bank and Sterling Financial Corporation, headquartered in Lancaster, Pennsylvania .. Mr .. Scovill received a Bachelor of Science degree in Finance from The Pennsylvania State University .. • Mark Hughes - Mr .. Hughes serves as Treasurer of the Corporation and Executive Vice President and Chief Financial Officer of the Bank .. Mr .. Hughes served as Interim President and Chief Executive Officer of the Corporation and Bank from August 12 , 2014 through March 1 , 2015 .. Effective March 2 , 2015 , Mr .. Hughes resigned from the positions of Interim President and Chief Executive Officer of the Corporation and Bank and was appointed to the positions he had formerly held as Treasurer of the Corporation since November 2000 and Executive Vice President and Chief Financial Officer of the Bank since August 2000 .. Mr .. Hughes is a CPA licensed in Pennsylvania .. Mr .. Hughes received a Bachelor of Arts degree in Accounting from Lycoming College .. • Matthew Bower - Mr .. Bower has served as Executive Vice President and Chief Wealth Management Officer of the Bank since February 2022 .. Prior to joining the Bank, Mr .. Bower served as a Managing Director at PNC’s Wealth Management Group in Atlanta, GA, where he led the team in delivering industry - leading results in client end employee satisfaction for 13 years .. Mr .. Bower received a Masters of Jurisprudence from Texas A&M University, School of Law in Fort Worth, TX, completed the Stanford Graduate School of Business’s Executive Leadership Program and received a Bachelor of Science degree in Political Science from Florida State University .. Mr .. Bower has several FINRA Licensures and has earned designations as a Certified Trust and Financial Advisor (CTFA), Certified Securities Operations Professional (CSOP) and a Chartered Wealth Manager (CWM) .. • Alexander Balagour - Mr .. Balagour has served as Executive Vice President and Chief Information Officer of the Bank since May 2021 .. Prior to joining the Bank, Mr .. Balagour most recently served as the Chief Information Officer at Customers Bank in Reading, PA, where he led the organization through the transformation of their sales and lending technology, data analytics and customer experience .. Mr .. Balagour received a Bachelor of Science degree in Computer Science from Arcadia University, where he earned the Sigma Zeta Award in Computer Science, given to the top - graduating student for academic excellence .. He went on to receive his Executive Masters in Technology Management from Wharton School and School of Engineering from the University of Pennsylvania .. 33 Executive Officer Biographies

• Shelley D’Haene - Executive Vice President, Chief Digital Channels and Payments Officer of the Bank since February 2021 ; formerly Executive Vice President, Senior Operations Officer since January 2015 ; and Executive Vice President and Director of Alternative Delivery Channels of the Bank since January 2013 and Vice President and Cash Management Coordinator of the Bank since February 2006 after joining the Bank in 1999 .. Shelley is a graduate of PBA School of Banking and PBA Advanced School of Banking .. • Stan Dunsmore - Mr .. Dunsmore has served as Executive Vice President and Chief Credit Officer of the Bank since January 2015 .. Previously, Mr .. Dunsmore served as Vice President and Commercial Loan Sales Officer of the Bank since May 2007 .. Prior to the May 2007 acquisition of Citizens Trust Company by Citizens & Northern Bank, Mr .. Dunsmore served as Vice President and Chief Lending Officer of Citizens Trust Company since 1995 .. Mr .. Dunsmore received a Bachelor of Science degree in Management Science from Lock Haven University of Pennsylvania .. • Harold (Hal) Hoose - Executive Vice President and Chief Revenue Officer of the Bank since February 2021 ; formerly Executive Vice President and Director of Lending of the Bank since March of 2005 .. Prior to becoming the Director of Lending, Mr .. Hoose was a regional commercial relationship manager for C&N since August of 1997 .. Prior to that, Mr .. Hoose began his banking career in 1990 as a management trainee with Commonwealth Bank (Williamsport PA) and moved to the credit/lending area of the bank in April 1993 .. Mr .. Hoose received his Bachelor of Science degree from Mansfield University and completed the Graduate School of Banking at the University of Colorado .. • John Reber - Executive Vice President and Chief Risk Management Officer of the Bank since February 2021 ; formerly Executive Vice President and Director of Risk Management of the Bank since January 2011 ; formerly Vice President and Director of Risk Management of the Bank since June 2004 .. Prior to joining C&N, Mr .. Reber held various staff and management positions in credit, lending and risk management with SunBank, headquartered in Lewisburg, Pennsylvania .. Mr .. Reber received a Bachelor of Science degree in Finance from Bloomsburg University of Pennsylvania .. • Thomas L .. Rudy, Jr .. - Executive Vice President, Chief Delivery Officer and Region President of the Bank since February 2021 ; formerly Executive Vice President and Director of Branch Delivery of the Bank since February 2004 ; President of C&N Financial Services Corporation since January 2000 ; President of Bucktail Life Insurance Company since May 2018 .. Mr .. Rudy received a Bachelor of Science degree in Finance from The Pennsylvania State University and is a graduate of the ABA Graduate School of Banking at the Wharton School, University of Pennsylvania .. 34 Executive Officer Biographies

• Blair Rush - Executive Vice President and Southeast Region President of the Bank since February 2021 ; formerly Southeast Region President of the Bank since July 2020 with the acquisition of Covenant Bank .. Prior to his employment with C&N, Mr .. Rush most recently served as President & Chief Operating Officer of Covenant Bank since April 2016 .. Prior to this time, he was the Eastern Region President with National Penn Bank .. He joined National Penn through their acquisition of FirstService Bank in February 2003 , where he was an Executive Vice President and was one of four original officers of the de novo FirstService Bank .. Prior to FirstService Bank, Blair was a Vice President with CoreStates and Bucks County Bank where he started his forty - year banking career .. Blair is a graduate of Delaware Valley College with a Bachelor of Science degree in Business Administration and the Pennsylvania Bankers Association’s Central Atlantic Advanced School of Banking .. • Tracy Watkins - Ms .. Watkins has served as Executive Vice President and Chief Human Resources Officer of the Bank since February 2021 .. Executive Vice President and Director of Human Resources of the Bank since January 2018 ; formerly Vice President and Director of Human Resources of the Bank since 2010 , and HRIS (Human Resources Information System) & Employee Relations Manager since 2005 after joining Citizens & Northern Bank in 2003 .. Ms .. Watkins holds a B .. S .. in English/Secondary Education from Juniata College, a Certificate from The Institute for Paralegal Training in Philadelphia, PA and is a Graduate of the PBA Advanced School of Banking and The Graduate School of Banking Human Resource Management School as well as being a Certified Employee Benefit Specialist (CEBS – RPA, GBA) and Senior Professional in Human Resources (SPHR) .. 35 Executive Officer Biographies

Consolidated Historical Balance Sheet

	At Year Ended			At Quarter Ended		
	2019Y	2020Y	2021Y	2022Q1	2022Q2	2022Q3
Assets ($000)						
Total Cash and Cash Due from Banks	35,202	101,857	104,948	114,346	69,187	64,044
Available for Sale Debt Securities	346,723	349,332	517,679	532,913	526,837	487,980
Total Cash & Securities	381,925	451,189	622,627	647,259	596,024	552,024
Gross Loans Held for Investment	1,182,222	1,644,209	1,564,849	1,538,190	1,657,604	1,690,246
Loan Loss Reserve	(9,836)	(11,385)	(13,537)	(14,271)	(14,547)	(16,170)
Total Net Loans	1,172,386	1,632,824	1,551,312	1,523,919	1,643,057	1,674,076
OREO	2,886	1,338	684	531	505	454
Total Servicing Rights	1,277	1,689	2,329	2,429	2,640	2,649
Bank Premises and Equipment, Net	17,170	21,526	20,683	21,169	21,829	21,881
Bank-owned Life Insurance	18,641	30,096	30,669	30,804	30,941	31,074
Goodwill and Core Deposit Intangible, Net	28,388	56,356	55,821	55,711	55,602	55,492
Total Other Assets	31,472	44,082	43,523	48,549	60,120	62,530
Total Assets	1,654,145	2,239,100	2,327,648	2,330,371	2,410,718	2,400,180
Liabilities ($000)						
Non-Interest Bearing	285,904	465,332	521,206	552,255	552,767	557,769
Interest Bearing	966,756	1,355,137	1,403,854	1,408,697	1,411,503	1,481,826
Total Deposits	1,252,660	1,820,469	1,925,060	1,960,952	1,964,270	2,039,595
FHLB Borrowings	136,419	72,674	28,042	20,581	125,291	55,463
Senior and Subordinated Debt	6,500	16,553	47,710	47,748	39,286	39,329
Total Other Liabilities	14,114	29,648	25,431	24,882	23,252	27,004
Total Liabilities	1,409,693	1,939,344	2,026,243	2,054,163	2,152,099	2,161,391
Equity ($000)						
Equity, Excluding AOCI (1)	240,761	287,961	296,379	296,386	294,621	295,258
AOCI (1)	3,691	11,795	5,026	(20,178)	(36,002)	(56,469)
Total Equity	244,452	299,756	301,405	276,208	258,619	238,789
Total Liabilities and Equity	1,654,145	2,239,100	2,327,648	2,330,371	2,410,718	2,400,180

(1) Accumulated Other Comprehensive Income (Loss)

Source: Company Documents

36

37 Consolidated Historical Income Statement Source: Company Documents For the Year Ended, Nine Months Ended 2019Y 2020Y 2021Y September 30, 2022 Net Interest Income 54,488 67,565 77,939 60,836 Provision for Loan Losses 849 3,913 3,661 4,993 Trust Revenue 6,106 6,321 7,234 5,245 Brokerage and Insurance Revenue 1,433 1,486 1,860 1,784 Service Charge on Deposit Accounts 5,690 4,231 4,633 3,662 Interchange Revenue from Debit Card Transactions 2,754 3,094 3,855 3,050 Net Gains from Sales of Loans 924 5,403 3,428 733 Loan Servicing Fees, Net 100 (61) 694 757 Increase in Cash Surrender Value of Life Insurance 402 515 573 405 Other Noninterest Income 1,875 3,355 3,580 2,666 Total Noninterest Income 19,284 24,344 25,857 18,302 Compensation & Benefits 26,481 33,062 37,603 31,698 Total Noninterest Expense, Excluding Loss on Prepayment of Borrowings and Merger-Related Expenses 45,438 55,609 62,472 51,368 Realized Gain on Securities 23 169 24 21 Loss on Prepayment of Borrowings - 1,636 - - Merger-Related Expenses 4,099 7,708 - - Net Income before Taxes 23,409 23,212 37,687 22,798 Provision for Taxes 3,905 3,990 7,133 3,959 Net Income 19,504 19,222 30,554 18,839

Net Interest Margin Trend Details

Net Interest Margin Trends (Dollars in Thousands)	3 Months Ended 12/31/2021 Average Balance	12/31/2021 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 3/31/2022 Average Balance	3/31/2022 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 6/30/2022 Average Balance	6/30/2022 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 9/30/2022 Average Balance	9/30/2022 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %
Average total earning assets and net interest income under U.S. GAAP	$2,175,754	$19,716	3.60%	$2,168,594	$20,332	3.80%	$2,210,210	$19,625	3.56%	$2,277,580	$20,879	3.64%
Add: Fully taxable-equivalent (FTE) adjustment on tax-exempt securities		179			183			191			179	
Add: Fully taxable-equivalent (FTE) adjustment on tax-exempt loans		123			119			121			130	
Net Interest Margin, FTE	**2,175,754**	**20,018**	**3.65%**	**2,168,594**	**20,634**	**3.86%**	**2,210,210**	**19,937**	**3.62%**	**2,277,580**	**21,188**	**3.69%**
Less; Interest and fees on PPP loans	40,022	1,644		18,849	575		9,272	206		4,695	118	
Net Interest Margin, Excluding PPP	**2,135,732**	**18,374**	**3.41%**	**2,149,745**	**20,059**	**3.78%**	**2,200,938**	**19,731**	**3.60%**	**2,272,885**	**21,070**	**3.68%**
Less: Purchase Accounting Adjustments (PAA):												
PAA on loans	(4,074)	433		(3,836)	1,703		(3,525)	412		(3,552)	486	
PAA on time deposits		76			60			39			33	
PAA on borrowed funds		114			81			55			54	
PAA on subordinated debt		4			4			4			0	
Total PAA	(4,074)	627		(3,836)	1,848		(3,525)	510		(3,552)	573	
Net Interest Margin, Excluding PPP and PPA (Non-GAAP)	**$2,139,806**	**$17,747**	**3.29%**	**$2,153,581**	**$18,211**	**3.43%**	**$2,204,463**	**$19,221**	**3.50%**	**$2,276,437**	**$20,497**	**3.57%**
Summary:												
Net Interest Margin, Excluding PPP and PPA (Non-GAAP)			**3.29%**			**3.43%**			**3.50%**			**3.57%**
Marginal Impact of PAA			**0.12%**			**0.36%**			**0.10%**			**0.11%**
Marginal Impact of PPP			**0.24%**			**0.07%**			**0.02%**			**0.01%**
Total Net Interest Margin, FTE			**3.65%**			**3.86%**			**3.62%**			**3.69%**

Source: Company Documents

38

Average Loan Yield and Deposit Cost Details

Average Loan Yield and Deposit Cost
Reconciliation of US GAAP to Non-GAAP Presentation
(Dollars in Thousands)

	3 Months Ended 12/31/2021 Average Balance	12/31/2021 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 3/31/2022 Average Balance	3/31/2022 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 6/30/2022 Average Balance	6/30/2022 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 9/30/2022 Average Balance	9/30/2022 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %
Interest and fees on loans under U.S. GAAP	$1,554,393	$18,924	4.83%	$1,547,861	$19,003	4.98%	$1,588,884	$18,394	4.64%	$1,674,270	$20,590	4.88%
Add: Fully taxable-equivalent (FTE) adjustment on tax-exempt loans		123			119			121			130	
Total Interest and fees on loans, FTE equivalent	1,554,393	19,047	4.86%	1,547,861	19,122	5.01%	1,588,884	18,515	4.67%	1,674,270	20,720	4.91%
Less; Interest and fees on PPP loans	40,022	1,644		18,849	575		9,272	206		4,695	118	
Purchase accounting-related adjustments (PAA):												
Yield adjustment on non-impaired loans	(461)	(264)		(718)	(248)		(907)	19		(889)	5	
Credit adjustment on non-impaired loans	(3,613)	501		(3,118)	553		(2,618)	379		(2,663)	308	
Income from repayments received on purchased credit impaired (PCI) loans in excess of prior recorded investment		196			1,398			14			173	
Total PAA	(4,074)	433		(3,836)	1,703		(3,525)	412		(3,552)	486	
Total interest and fees on loans excluding PPP loans and PPA (non-GAAP)	**$1,518,445**	**$16,970**	**4.43%**	**$1,532,848**	**$16,844**	**4.46%**	**$1,583,137**	**$17,897**	**4.53%**	**$1,673,127**	**$20,116**	**4.77%**
Total interest-bearing deposits	$1,409,409	$980	0.28%	$1,402,604	$910	0.26%	$1,405,984	$1,130	0.32%	$1,441,467	$1,972	0.54%
Noninterest-bearing Demand deposits	523,817	0		529,077	0		557,007	0		557,116	0	
Total deposits	1,933,226	980	0.20%	1,931,681	910	0.19%	1,962,991	1,130	0.23%	1,998,583	1,972	0.39%
PAA on time deposits	217	(76)		149	(60)		102	(39)		85	(33)	
Total deposits excluding PAA (Non-GAAP)	**$1,933,009**	**$1,056**	**0.22%**	**$1,931,532**	**$970**	**0.20%**	**$1,962,889**	**$1,169**	**0.24%**	**$1,998,498**	**$2,005**	**0.40%**

Source: Company Documents

39

Deposit Beta Details

Deposit Beta Analysis Reconciliation of US GAAP to Non-GAAP Presentation (Dollars in Thousands)												
	3 Months Ended 12/31/2021 Average Balance	12/31/2021 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 3/31/2022 Average Balance	3/31/2022 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 6/30/2022 Average Balance	6/30/2022 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 9/30/2022 Average Balance	9/30/2022 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %
Total interest-bearing deposits	$1,409,409	$980	0.28%	$1,402,604	$910	0.26%	$1,405,984	$1,130	0.32%	$1,441,467	$1,972	0.54%
PAA on time deposits	217	(76)		149	(60)		102	(39)		85	(33)	
Total interest-bearing deposits excluding PAA (non-GAAP)	**1,409,192**	**1,056**	**0.30%**	**1,402,455**	**970**	**0.28%**	**1,405,882**	**1,169**	**0.33%**	**1,441,382**	**2,005**	**0.55%**
Noninterest-bearing Demand deposits	523,817	0		529,077	0		557,007	0		557,116	0	
Total deposits excluding PAA (Non-GAAP)	**$1,933,009**	**$1,056**	**0.22%**	**$1,931,532**	**$970**	**0.20%**	**$1,962,889**	**$1,169**	**0.24%**	**$1,998,498**	**$2,005**	**0.40%**
Cumulative Increase (Decrease) in Average Cost:												
Total Interest-bearing Deposits (1)						**-0.02%**			**0.05%**			**0.27%**
Total Deposits (1)						**-0.02%**			**0.04%**			**0.20%**
Deposit Beta (1) / (2):												
Total Interest-bearing Deposits									**4%**			**10%**
Total Deposits									**3%**			**7%**
Fed Funds Target Rate - High End of Range as of End of the Period			**0.25%**			**0.50%**			**1.75%**			**3.25%**
Cumulative Increase in Fed Funds Rate as Compared to 3/31/2022 (2)									**1.25%**			**2.75%**

Source: Company Documents

40

Investment Portfolio Characteristics as of September 30, 2022 41 Securities Portfolio 1) Municipal portfolio credit quality information is summarized based on amortized cost values. Ratings are assigned to each security based on the lowest enhanced or underlying rating from Moody’s, S&P or Fitch. Source: Company Documents; Financial data as of September 30, 2022 • Book Value: $559.8 Million • Market Value $488.0 Million • 100% of portfolio is investment grade Composite Quality (%) Current AAA 19% Prerefunded 5% AA 69% A 7% NR Municipal Portfolio Characteristics as of September 30, 2022 1 Municipal 38% Agency MBS - Residential 29% Agency MBS Commercial 16% US Treasuries 7% US Government Agencies 4% Private Label Commercial MBS 1% Bank Holding Company Debt Securities 5%

Securities Portfolio, continued

The composition of the available-for-sale debt securities portfolio at September 30, 2022, December 31, 2021 and December 31, 2020 is as follows:

(Dollars In Thousands)	September 30, 2022		December 31, 2021		December 31, 2020	
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Obligations of the U.S. Treasury	$ 35,155	$ 31,599	$ 25,058	$ 24,912	$ 12,184	$ 12,182
Obligations of U.S. Government agencies	23,939	21,389	23,936	24,091	25,349	26,344
Bank holding company debt securities	28,944	25,432	18,000	17,987	0	0
Obligations of states and political subdivisions:						
Tax-exempt	146,847	126,710	143,427	148,028	116,427	122,401
Taxable	69,902	58,317	72,182	72,765	45,230	47,452
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:						
Residential pass-through securities	116,833	102,739	98,048	98,181	36,853	38,176
Residential collateralized mortgage obligations	44,075	39,632	44,015	44,247	56,048	57,467
Commercial mortgage-backed securities	89,349	77,383	86,926	87,468	42,461	45,310
Private label commercial mortgage-backed securities	4,793	4,779	0	0	0	0
Total Available-for-Sale Debt Securities	$ 559,837	$ 487,980	$ 511,592	$ 517,679	$ 334,552	$ 349,332
Aggregate Unrealized (Loss) Gain		$ (71,857)		$ 6,087		$ 14,780
Aggregate Unrealized (Loss) Gain as a % of Amortized Cost		(12.8)%		1.2 %		4.4 %
Market Yield on 5-Year U.S. Treasury Obligations (a)		4.06 %		1.26 %		0.36 %

(a) Source: Treasury.gov (Daily Treasury Par Yield Curve Rates)

The unrealized decrease in fair value of the portfolio in the first nine months of 2022 and in 2021 resulted from an increase in interest rates. Management reviewed the Corporation's holdings as of September 30, 2022 and concluded there were no credit-related declines in fair value and that the unrealized losses on all of the securities in an unrealized loss position are considered temporary.

42

Asset-sensitive Interest Rate Risk Profile

Citizens & Northern uses a simulation model to calculate the potential effects of interest rate fluctuations on net interest income and the economic value of portfolio equity. The projected results include the impact of estimates, at each level of interest rate change, regarding cash flows from principal repayments on loans and mortgage-backed securities and call activity on other investment securities. Actual results could vary significantly from these estimates, which could result in significant differences in the calculations of projected changes in net interest income and economic value of equity.

As shown in the table below, C&N models as asset-sensitive.

September 30, 2022 Data
(In Thousands)

	Period Ending September 30, 2023				
Basis Point Change in Rates	**Interest Income**	**Interest Expense**	**Net Interest Income (NII)**	**NII % Change**	**NII Risk Limit**
+400	$ 122,856	$ 25,997	$ 96,859	11.9 %	25.0 %
+300	116,812	22,596	94,216	8.9 %	20.0 %
+200	111,011	19,194	91,817	6.1 %	15.0 %
+100	104,967	15,792	89,175	3.1 %	10.0 %
0	98,912	12,390	86,522	0.0 %	0.0 %
-100	92,780	9,709	83,071	(4.0)%	10.0 %
-200	86,905	8,387	78,518	(9.3)%	15.0 %

	Economic Value of Equity at September 30, 2022		
Basis Point Change in Rates	**Present Value Equity**	**Present Value % Change**	**Present Value Risk Limit**
+400	$ 496,614	4.1 %	50.0 %
+300	491,836	3.1 %	45.0 %
+200	490,243	2.8 %	35.0 %
+100	483,666	1.4 %	25.0 %
0	477,023	0.0 %	0.0 %
-100	465,772	(2.4)%	25.0 %
-200	449,662	(5.7)%	35.0 %

43

Reconciliation of GAAP to Non-GAAP Measure

($000s)	For the Year Ended December 31, 2018	2019	2020	2021	Nine Months Ended 9/30/2022	Three Months Ended 12/31/2021	3/31/2022	6/30/2022	9/30/2022
Income Before Taxes (GAAP)	$26,263	$23,409	$23,212	$37,687	$22,798	$8,985	$8,378	$9,107	$5,313
Less: Income Tax Provision	($4,250)	($3,905)	($3,990)	($7,133)	($3,959)	($1,677)	($1,483)	($1,618)	($858)
Net Income (GAAP)	**$22,013**	**$19,504**	**$19,222**	**$30,554**	**$18,839**	**$7,308**	**$6,895**	**$7,489**	**$4,455**
GAAP Diluted Earnings Per Share	$1.79	$1.46	$1.30	$1.92	$1.21	$0.46	$0.44	$0.48	$0.29
GAAP Return on Average Assets (ROAA)	1.72%	1.27%	0.96%	1.32%	1.06%	1.25%	1.19%	1.28%	0.74%
GAAP Return on Average Equity (ROAE)	11.72%	8.50%	7.03%	10.14%	9.20%	9.73%	9.37%	11.29%	6.85%
Return on Average Tangible Common Equity (ROATCE)	12.51%	9.56%	8.36%	12.46%	11.55%	11.95%	11.56%	14.29%	8.71%
Plus: Merger Related Expenses (1)	$0	$3,270	$6,134	$0	$0	$0	$0	$0	$0
Plus: Loss on Prepayment of Borrowings (1)	$0	$0	$1,292	$0	$0	$0	$0	$0	$0
Less: Gain on Restricted Equity Security (1)	($1,834)	$0	$0	$0	$0	$0	$0	$0	$0
Net Loss (Gain) on Available-for-Sale Debt Securities (1)	$228	($18)	($134)	($19)	($21)	$1	($2)	$1	($20)
Core Net Income (Non-GAAP)	**$20,407**	**$22,756**	**$26,514**	**$30,535**	**$18,818**	**$7,309**	**$6,893**	**$7,490**	**$4,435**
Core diluted earnings per common share	$1.66	$1.70	$1.79	$1.92	$1.20	$0.46	$0.44	$0.48	$0.29
Core net income, as calculated above	$20,407	$22,756	$26,514	$30,535	$18,818	$7,309	$6,893	$7,490	$4,435
Average Assets	1,276,140	1,540,469	2,009,825	2,319,234	2,359,863	2,345,060	2,325,486	2,345,944	2,407,262
Average Equity	187,895	229,446	273,351	301,226	273,129	300,490	294,254	265,322	260,186
Average Intangibles	11,952	25,531	43,330	56,086	55,655	55,887	55,765	55,656	55,547
Core ROAA	**1.60%**	**1.48%**	**1.32%**	**1.32%**	**1.06%**	**1.25%**	**1.19%**	**1.28%**	**0.74%**
Core ROAE	**10.86%**	**9.92%**	**9.70%**	**10.14%**	**9.19%**	**9.73%**	**9.37%**	**11.29%**	**6.82%**
Core ROATCE	**11.60%**	**11.16%**	**11.53%**	**12.46%**	**11.54%**	**11.95%**	**11.56%**	**14.29%**	**8.67%**

($000s)	For the Year Ended December 31, 2018	2019	2020	2021	Nine Months Ended 9/30/2022	Three Months Ended 12/31/2021	3/31/2022	6/30/2022	9/30/2022
Total Noninterest Expense	$39,486	$49,537	$64,953	$62,472	$51,368	$16,018	$16,886	$17,039	$17,443
Less: Merger-Related Expenses	$328	$4,099	$7,708	$0	$0	$0	$0	$0	$0
Less: Loss on Prepayment of Borrowings	$0	$0	$1,636	$0	$0	$0	$0	$0	$0
Operating Expense	**$39,158**	**$45,438**	**$55,609**	**$62,472**	**$51,368**	**$16,018**	**$16,886**	**$17,039**	**$17,443**
Total Net Interest Income (2)	$47,004	$55,532	$68,545	$79,074	$61,759	$20,018	$20,634	$19,937	$21,188
Plus: Noninterest Income	$18,597	$19,284	$24,344	$25,857	$18,302	$6,416	$5,821	$6,830	$5,651
Operating Revenue	**$65,601**	**$74,816**	**$92,889**	**$104,931**	**$80,061**	**$26,434**	**$26,455**	**$26,767**	**$26,839**
Efficiency Ratio	**59.69%**	**60.73%**	**59.87%**	**59.54%**	**64.16%**	**60.60%**	**63.83%**	**63.66%**	**64.99%**

(1) Income tax has been allocated based on a marginal income tax rate of 21%. The effect on the income tax provision is adjusted for the estimated nondeductible portion of merger expenses.

(2) Annualized returns on tax-exempt securities and loans are presented on a fully taxable-equivalent basis using a 21% marginal income tax rate.

Note: ROAA, ROAE and ROATCE shown on an annualized basis

Source: Company Documents

44

45 Reconciliation of GAAP to Non - GAAP Measure Source: Company documents; Financial data as of September 30, 2022 December 31, September 30, ($000s) 2018 2019 2020 2021 2022 Nonperforming Assets: Purchased Credit Impaired Loans $0 $441 $6,841 $6,558 $3,783 Other Nonaccrual Loans 13,113 8,777 14,575 12,441 13,176 Total Nonaccrual Loans 13,113 9,218 21,416 18,999 16,959 Total Loans Past due 90 days or More and Still Accruing 2,906 1,207 1,975 2,219 3,499 Total Nonperforming Loans 16,019 10,425 23,391 21,218 20,458 Foreclosed Assets Held for Sale (real estate) 1,703 2,886 1,338 684 454 Total Nonperforming Assets $17,722 $13,311 $24,729 $21,902 $20,912 Total Nonperforming Assets, Excluding Purchased Credit Impaired Loans $17,722 $12,870 $17,888 $15,344 $17,129 Total Nonperforming Loans as a % of Loans 1.94% 0.88% 1.42% 1.36% 1.21% Total Nonperforming Assets as a % of Assets 1.37% 0.80% 1.10% 0.94% 0.87% Total NPAs Excluding Purchased Credit Impaired Loans as a % of Assets 1.37% 0.78% 0.80% 0.66% 0.71%

46 Reconciliation of GAAP to Non - GAAP Measure Source: Company documents; Financial data as of September 30, 2022 December 31, ($000s) 2018 2019 2020 2021 3/31/2022 6/30/2022 9/30/2022 Total Gross Loans $827,563 $1,182,222 $1,644,209 $1,564,849 $1,538,190 $1,657,604 $1,690,246 Less: Paycheck Protection Loans (PPP) $0 $0 $132,269 $26,864 $12,377 $6,252 $2,035 Total Loans ex. PPP $827,563 $1,182,222 $1,511,940 $1,537,985 $1,525,813 $1,651,352 $1,688,211 Loan Loss Reserves $9,309 $9,836 $11,385 $13,537 $14,271 $14,547 $16,170 Loan Loss Reserves / Total Gross Loans 1.12% 0.83% 0.69% 0.87% 0.93% 0.88% 0.96% Loan Loss Reserves / Total Gross Loans ex. PPP 1.12% 0.83% 0.75% 0.88% 0.94% 0.88% 0.96% Total Credit Discount $0 $1,216 $5,979 $3,335 $2,782 $2,403 $2,095 Loan Loss Reserves, as shown above $9,309 $9,836 $11,385 $13,537 $14,271 $14,547 $16,170 Plus: Total Credit Discount $0 $1,216 $5,979 $3,335 $2,782 $2,403 $2,095 Loan Loss Reserves (incl. Credit Discount) $9,309 $11,052 $17,364 $16,872 $17,053 $16,950 $18,265 Loan Loss Reserves (incl. Credit Discount) / Total Gross Loans 1.12% 0.93% 1.06% 1.08% 1.11% 1.02% 1.08% Loan Loss Reserves (incl. Credit Discount) / Total Gross Loans ex. PPP 1.12% 0.93% 1.15% 1.10% 1.12% 1.03% 1.08%

Reconciliation of GAAP to Non-GAAP Measure

Holding Company Tangible Common Equity ($000)	12/31/2018	12/31/2019	12/31/2020	12/31/2021	3/31/2022	6/30/2022	9/30/2022
Stockholders' Equity (GAAP)	$197,368	$244,452	$299,756	$301,405	$276,208	$258,619	$238,789
Less: Intangible Assets	11,951	29,635	56,356	55,821	55,711	55,602	55,492
Tangible Common Equity (Non-GAAP)	**$185,417**	**$214,817**	**$243,400**	**$245,584**	**$220,497**	**$203,017**	**$183,297**
Total Number of Shares Outstanding	12,319	13,716	15,912	15,759	15,719	15,499	15,500
Tangible Book Value Per Share	**$15.05**	**$15.66**	**$15.30**	**$15.58**	**$14.03**	**$13.10**	**$11.83**

Holding Company Tangible Assets ($000)	12/31/2018	12/31/2019	12/31/2020	12/31/2021	3/31/2022	6/30/2022	9/30/2022
Assets (GAAP)	$1,290,893	$1,654,145	$2,239,100	$2,327,648	$2,330,371	$2,410,718	$2,400,180
Less: Intangible Assets	11,951	29,635	56,356	55,821	55,711	55,602	55,492
Tangible Assets (Non-GAAP)	**$1,278,942**	**$1,624,510**	**$2,182,744**	**$2,271,827**	**$2,274,660**	**$2,355,116**	**$2,344,688**

Bank Level Tangible Common Equity ($000)	12/31/2018	12/31/2019	12/31/2020	12/31/2021	3/31/2022	6/30/2022	9/30/2022
Total Equity Capital (GAAP)	$174,795	$228,413	$292,455	$298,797	$276,693	$264,794	$244,701
Less: Intangible Assets	11,951	29,635	56,464	55,821	55,711	55,602	55,492
Tangible Common Equity (Non-GAAP)	**$162,844**	**$198,778**	**$235,991**	**$242,976**	**$220,982**	**$209,192**	**$189,209**

Bank Level Tangible Assets ($000)	12/31/2018	12/31/2019	12/31/2020	12/31/2021	3/31/2022	6/30/2022	9/30/2022
Assets (GAAP)	$1,276,156	$1,638,285	$2,222,478	$2,311,213	$2,314,317	$2,394,714	$2,385,461
Less: Intangible Assets	11,951	29,635	56,464	55,821	55,711	55,602	55,492
Tangible Assets (Non-GAAP)	**$1,264,205**	**$1,608,650**	**$2,166,014**	**$2,255,392**	**$2,258,606**	**$2,339,112**	**$2,329,969**

Source: Company documents; Financial data as of September 30, 2022

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